UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21705
Nuveen Tax-Advantaged Floating Rate Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: June 30
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN TAX-ADVANTAGED FLOATING RATE FUND JFP

Opportunities for Tax-Advantaged Monthly Income
from a Portfolio Consisting Predominantly of
Adjustable Rate Preferred Securities

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JFP

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) is sub-advised by a team of specialists at Spectrum Asset Management, an affiliate of Principal CapitalSM. Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about economic and market conditions, their management strategy and the performance of the Fund for the twelve-month period ended June 30, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD ENDED JUNE 30, 2008?

The period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a recession, especially as the impact began to spread beyond mortgage lenders to banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term fed funds rate five times during the period, bringing the rate to 2.00% as of June 30, 2008.

The financial services sector volatility caused by the sub-prime mortgage crisis severely impacted the preferred securities market. Over 70% of preferred securities come from issuers in the financial services sector, and the fourth quarter of 2007 was the worst quarter on record for individual investor-oriented $25 par preferreds. While the $25 par preferreds rebounded early in 2008, their second quarter performance was the second worst in history. The more institutional-oriented $1000 par preferreds also performed poorly during this period.

In addition, there was a large calendar of preferred securities new issuance late in 2007 that continued into 2008. The ample supply, combined with generally weak markets, caused large price declines as valuations and yields adjusted to reflect market conditions.

WHAT WAS YOUR MANAGEMENT STRATEGY DURING THE PERIOD?

Given the Fund’s primary investment objective of seeking an attractive level of after-tax income with a secondary objective of seeking capital preservation, the environment during this reporting period proved to be extremely challenging. Purchase and trading opportunities were constrained by perceptions of poor financial health among middle market banks, a major source of the Fund’s preferred holdings. A number of middle market bank securities experienced price declines even greater than those of larger institutions. In some extreme cases,

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

middle market banks were forced to conserve earned capital which exacerbated the price declines of their issues. For example, the Fund held issues of Vineyard National Bancorp and Heartland Bank during this period. Both passed on their preferred securities dividends by order of their regulators. A third bank, Sleepy Hollow Bancorp, arbitrarily decided to skip its April dividend payment just before it merged with Tompkins Financial. However, the July dividend on the preferred shares was declared by Tompkins during the time this report was prepared.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

1 The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged, unleveraged index composed of dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.

One result of these general pressures on middle market banks was to cause the market for their securities to dry up. Consequently, we were limited in our ability to significantly alter the structure of the portfolio in the face of these highly unfavorable market conditions. However, late in the period we did start to raise cash to preserve capital in the Fund by selling some non-middle market bank positions. By the end of June, the Fund had more than $50 million in cash equivalents that was protected from any subsequent price declines.

HOW DID THE FUND PERFORM OVER THIS TWELVE-MONTH PERIOD?

The performance of the Fund, as well as the performance of a widely followed market index, is presented in the accompanying table.

Annualized Total Returns on Common Share Net Asset Value
For the twelve months ended 6/30/2008

JFP	-43.04%
Merrill Lynch Adjustable Rate Preferred Index[1]	-27.34%

For the twelve months ended June 30, 2008, the annualized total return on common share net asset value for the Fund underperformed the Merrill Lynch Adjustable Rate Preferred Index. The Index’s negative return shows clearly that the period presented a challenging and unforgiving market environment.

As the period progressed, the markets for bank core capital securities became less liquid and the price to raise capital increased. This meant that valuations for existing securities in the secondary market decreased. Indeed, the market for middle market bank preferred securities virtually shut down due to limited interest in collateralized debt financing from these issuers amid concerns over the quality of these banks’ assets. The Fund’s concentration in issues from the middle market bank sector was a detriment to performance over the period, and a major reason why the Fund’s return lagged the broader market index.

Another significant factor impacting the Fund’s performance in relation to that of the unleveraged Index was the Fund’s use of financial leverage. While leverage provides opportunities for additional income and total return for common shareholders, the benefits of leveraging are impacted by the general price movements of the securities in the Fund’s portfolio. During this period prices fell, and the declining valuations had a negative effect on performance that was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

Beginning in February 2008, there were more shares submitted for sale in the regularly scheduled auctions for the preferred shares issued by this Fund than there were offers to buy. This meant that these auctions “failed to clear” and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time of this report, the Fund has called for redemption of a substantial portion of its Fund Preferred Shares as described in more detail below.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

JFP RESTRUCTURING TO BETTER PURSUE ITS INVESTMENT OBJECTIVES AND IMPLEMENT A MANAGED DISTRIBUTION POLICY

On August 12, 2008, after the close of the period covered by this shareholder report, the Fund announced that its Board of Trustees had approved a restructuring intended to better position the Fund to pursue its investment objectives over time, in light of the ongoing difficult market environment discussed earlier and historically high price volatility levels for the securities of middle market banks and other financial institutions in which the Fund primarily invests.

As part of this restructuring, the Fund intends to discontinue its use of financial leverage and redeem all of its outstanding FundPreferred shares. By doing so, the Fund expects to reduce common share net asset value volatility and potentially mitigate the risk of further erosion of shareholder capital from continued disruptions in the financial sector. On August 13, 2008, the Fund announced a partial redemption of 71% of its outstanding FundPreferred shares. The remaining share redemptions will take place over time, subject to market conditions as well as the Fund’s on-going ability to liquidate portfolio assets at prices deemed reasonable by the Fund’s investment manager.

In addition, the Fund’s Board of Trustees also approved a new distribution policy. Beginning with the distribution expected to be declared in September 2008, the Fund’s regular monthly distributions will be comprised of a combination of the Fund’s net investment income and additional amounts representing a portion of the capital appreciation potential of the Fund’s common share net asset value (NAV) subsequent to the new distribution policy’s implementation, should prices of the Fund’s portfolio securities recover.

As noted earlier in this report, securities of financial sector companies, including the securities of middle market banks and other financial institutions in which the Fund has invested, have experienced significant price declines over the past year and are currently trading at or near historically low levels. As a result, the Fund’s managers believe that, should market conditions and prospects for banks and other financial institutions improve, and prices of the securities in the Fund’s portfolio consequently recover, NAV appreciation could represent a greater component of the Fund’s potential future total return than was contemplated at the Fund’s inception.

The new distribution policy is intended to permit current and prospective Fund shareholders to monetize a portion of any potential NAV appreciation through additional amounts included in the Fund’s regular monthly distributions. However, particularly in the near term, securities of financial companies may continue to experience heightened price volatility as well as the negative effects of the ongoing credit crisis that has broadly affected the financial markets, and significant uncertainty exists regarding the extent and timing of any potential recovery.

Under the Fund’s new distribution policy, regular monthly distributions may be comprised of one or more of the following sources of return: net investment income; net realized or unrealized portfolio gains, and/or return of capital. This is commonly referred to as a “managed distribution policy.” At the time this report was printed and distributed, because of price declines of securities held in the Fund’s portfolio and the consequent realized and unrealized capital losses since the Fund’s inception, the Fund expects that the portion of its distributions not representing net investment income will be characterized as a non-taxable return of capital, even if that portion comes from NAV appreciation realized subsequent to the Fund’s implementation of its new distribution policy.

Common Share
Distribution and Share Price
INFORMATION

The Fund employs financial leverage through the issuance of FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Fund’s common share net earnings over the reporting period, but not to the same extent as recent prior years. This is one reason why the Fund declared two monthly distribution decreases over the twelve-month period.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. As of June 30, 2008, the Fund had a positive UNII balances for both financial statement and tax purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

As of June 30, 2008, the Fund was trading at a –4.62% discount to its NAV, compared with an average discount of –6.45% for the entire twelve-month period.

Fund Snapshot
Common Share Price	$7.23

Common Share Net Asset Value	$7.58

Premium/(Discount) to NAV	-4.62%

Market Yield[1]	12.78%

Net Assets Applicable to Common Shares ($000)	$105,103

Average Annual Total Return
(Inception 3/28/05)
	On Share
	Price	On NAV
1-Year	-44.63%	-43.04%

Since Inception	-13.92%	-11.74%

Industries
(as a % of total investments)[2]
Commercial Banks	54.7%

Thrifts & Mortgage Finance	4.6%

Insurance	4.3%

Diversified Financial Services	4.0%

Capital Markets	2.5%

Real Estate	0.1%

Short-Term Investments	29.8%

JFP Performance OVERVIEW	Nuveen Tax-Advantaged Floating Rate Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

*	64.5% of the Preferred Securities are invested in Middle Market Banks.

**	68.5% of the Capital Preferred Securities are invested in Middle Market Banks.
2007-2008 Monthly Distributions Per Common Share3

Common Share Price Performance—Weekly Closing Price

1	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income and net realized short-term capital gains, if any.
2	Excluding derivative transactions.
3	The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0626 per share.

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS NUVEEN TAX-ADVANTAGED FLOATING RATE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Floating Rate Fund (the ”Fund”), as of June 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Floating Rate Fund at June 30, 2008, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 20, 2008

JFP	Nuveen Tax-Advantaged Floating Rate Fund Portfolio of INVESTMENTS June 30, 2008

Shares	Description (1)	Coupon			Ratings (2)	Value

	Preferred Securities – 118.0% (68.4% of Total Investments)
	Capital Markets – 4.3%
230,400	Goldman Sachs Group Inc.	4.000%	(3)		A	$4,147,200
29,300	Merrill Lynch & Company, Series 5	3.313%	(3)		A3	397,015

	Total Capital Markets					4,544,215
	Commercial Banks – 93.7%
9,000	ABN AMRO North America Capital Funding, 144A, (4)	6.968%			A+	8,758,125
7,000	City National Bancshares Corporation, Series F, 144A, (MMB)	8.533%			N/R	5,059,688
20,000	Cobank ABC	7.000%			N/R	927,700
10,000	Elmira Savings Bank	8.998%			N/R	5,744,375
10,000	FBOP Corporation, Series 2005A, 144A, (MMB)	5.446%	(3)		N/R	6,768,750
6,000	First Tennessee Bank, 144A	3.654%	(3)		BBB	4,395,000
10,000	Heartland Bank, Series A, (MMB)	6.754%	(3)		N/R	2,640,625
56,800	HSBC USA Inc.	3.478%	(3)		A	946,856
5,000	MidCarolina Financial Corporation, Series 144A, (MMB)	8.342%			N/R	3,617,188
10,000	Pedcor Bancorp., Series A, (MMB)	6.430%	(3)		N/R	6,915,625
5,000	Pedcor Financial Bancorp., (MMB)	6.633%	(3)		N/R	3,081,250
5,000	Regent Bancorp Inc., Series A, (MMB)	8.481%			N/R	3,629,688
10,000	River Valley Bancorp, Series A, (MMB)	6.763%	(3)		N/R	7,237,500
10,000	Rogers Bancshares Inc., 144A Series A, (MMB)	6.764%	(3)		N/R	7,209,375
10,000	Shorebank Corporation, Series 144A, (MMB)	6.528%	(3)		N/R	7,212,500
5,000	Sleepy Hollow Bank, 144A Series A, (MMB)	6.484%	(3)		N/R	3,598,438
1,000	Southern Bancorp Inc., (MMB)	6.857%	(3)		N/R	7,178,125
162,500	SunTrust Bank Inc.	3.344%	(3)		A2	2,681,250
3,500	Truman Bancorp Inc., (MMB)	6.883%	(3)		N/R	2,389,844
189,200	U.S. Bancorp., Series 2006B	3.500%	(3)		A+	3,384,788
10,000	Vineyard National Bancorp, 144A Series C, (MMB)	6.516%	(3)		N/R	2,575,000
181,600	Zions Bancorporation	3.334%	(3)		Baa2	2,497,000

	Total Commercial Banks					98,448,690
	Diversified Financial Services – 6.9%
10,000	Blossman Bancshares, Inc., (MMB)	8.730%			N/R	7,247,500
	Insurance – 7.3%
90,700	MetLife Inc., Series B	6.500%			BBB	1,940,980
6,000	Zurich RegCaPS Funding Trust VI, Series 144A	3.395%	(3)		Baa1	5,748,749

	Total Insurance					7,689,729
	Thrifts & Mortgage Finance – 5.8%
71,000	Federal Home Loan Mortgage Corporation	5.100%			AA–	2,473,909

5,000	RMG Capital Corporation, (MMB)	9.450%	(3)		N/R	3,614,062

	Total Thrifts & Mortgage Finance					6,087,971

	Total Preferred Securities (cost $188,245,408)					124,018,105

Principal
Amount (000)/
Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value

	Capital Preferred Securities – 3.1% (1.8% of Total Investments)
	Commercial Banks – 0.7%
1,000	Northgroup Preferred Capital Corporation, 144A	6.378%		10/15/57	A1	$689,309

	Insurance – 0.1%
2,000	Twin Reefs Trust Pass Through to XL Financial Assurance Ltd. Preferred Stock Series B	3.449%	(3)	12/10/49	B+	73,500
	Real Estate – 0.2%
1,000	CBG Florida REIT Corporation	7.114%		11/15/49	BB+	271,736

JFP	Nuveen Tax-Advantaged Floating Rate Fund (continued) Portfolio of Investments June 30, 2008

Principal
Amount (000)/
Shares	Description (1)	Coupon		Maturity	Ratings (2)	Value
	Thrifts & Mortgage Finance – 2.1%
5,000	MM Community Funding Trust XVIII Limited, Class D, (MMB), (4)	4.601%	(3)	12/26/39	N/R	$2,250,000

	Total Capital Preferred Securities (cost $8,997,027)					3,284,545

Principal
Amount (000)	Description (1)	Coupon		Maturity		Value

	Short-Term Investments – 51.4% (29.8% of Total Investments)
$54,012	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $54,013,945, collateralized by $52,345,000 U.S. Treasury Notes, 4.750%, due 2/15/10, value $55,093,113	1.350%		7/01/08		$54,011,920

	Total Short-Term Investments (cost $54,011,920)					54,011,920

	Total Investments (cost $251,254,355) – 172.5%					181,314,570

	Other Assets Less Liabilities – 1.7%					1,787,956

	FundPreferred Shares, at Liquidation Value – (74.2)% (5)					(78,000,000)

	Net Assets Applicable to Common Shares – 100%					$105,102,526

         Interest Rate Swaps outstanding at June 30, 2008:

		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
Morgan Stanley	$3,000,000	Receive	3-Month USD-LIBOR	4.590%	Semi-Annually	7/15/15	$(68,337)

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Security has a floating rate coupon which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
(4)	Portion of investments, with an aggregate market value of $545,123, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
(5)	FundPreferred Shares, at Liquidation Value as a percentage of total investments is (43.0)%.
N/R	Not rated.
(MMB)	Middle Market Bank.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.

Statement of ASSETS AND LIABILITIES June 30, 2008

Assets
Investments, at value (cost $197,242,435)	$127,302,650
Short-term investments (at cost, which approximates value)	54,011,920
Cash	42,982
Receivables:
Dividends	826,119
Interest	88,107
Investments sold	2,474,684
Other assets	13,521

Total assets	184,759,983

Liabilities
Unrealized depreciation on interest rate swaps	68,337
Payable for interest rate swaps closed	411,000
Accrued expenses:
Management fees	94,387
Other	76,012
Common share dividends payable	973,921
FundPreferred share dividends payable	33,800

Total liabilities	1,657,457

FundPreferred shares, at liquidation value	78,000,000

Net assets applicable to Common shares	$105,102,526

Common shares outstanding	13,868,283

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$7.58

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$138,683
Paid-in surplus	196,512,571
Undistributed (Over-distribution of) net investment income	1,465,644
Accumulated net realized gain (loss) from investments and derivative transactions	(23,006,250)
Net unrealized appreciation (depreciation) of investments and derivative transactions	(70,008,122)

Net assets applicable to Common shares	$105,102,526

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS Year Ended June 30, 2008

Investment Income
Dividends	$17,864,463
Interest	1,176,625

Total investment income	19,041,088

Expenses
Management fees	2,177,246
FundPreferred shares – auction fees	195,270
FundPreferred shares – dividend disbursing agent fees	5,948
Shareholders’ servicing agent fees and expenses	202
Custodian’s fees and expenses	46,785
Trustees’ fees and expenses	5,582
Professional fees	28,959
Shareholders’ reports – printing and mailing expenses	57,885
Stock exchange listing fees	9,441
Investor relations expense	33,421
Other expenses	21,041

Total expenses before custodian fee credit and expense reimbursement	2,581,780
Custodian fee credit	(7,812)
Expense reimbursement	(738,280)

Net expenses	1,835,688

Net investment income	17,205,400

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(21,874,256)
Interest rate swaps	(1,553,391)
Change in net unrealized appreciation (depreciation) of:
Investments	(71,548,661)
Interest rate swaps	(1,791,056)

Net realized and unrealized gain (loss)	(96,767,364)

Distributions to FundPreferred Shareholders
From net investment income	(3,467,633)
From accumulated net realized gains	(187,752)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(3,655,385)

Net increase (decrease) in net assets applicable to Common shares from operations	$(83,217,349)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS

		Eleven Months
	Year Ended	Ended	Year Ended
	6/30/08	6/30/07	7/31/06
Operations
Net investment income	$17,205,400	$17,159,153	$15,231,129
Net realized gain (loss) from:
Investments	(21,874,256)	1,499,764	(710,382)
Interest rate swaps	(1,553,391)	535,578	1,078,190
Change in net unrealized appreciation (depreciation) of:
Investments	(71,548,661)	97,903	1,602,977
Interest rate swaps	(1,791,056)	(327,337)	1,696,446
Distributions to FundPreferred shareholders:
From net investment income	(3,467,633)	(3,258,329)	(3,128,299)
From accumulated net realized gains	(187,752)	(207,567)	—

Net increase (decrease) in net assets applicable to Common shares from operations	(83,217,349)	15,499,165	15,770,061

Distributions to Common Shareholders
From net investment income	(14,219,439)	(12,079,037)	(11,067,348)
From accumulated net realized gains	(679,737)	(735,515)	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,899,176)	(12,814,552)	(11,067,348)

Capital Share Transactions
Common shares:
Offering cost adjustments	—	—	25,050
Net proceeds from shares issued to shareholders due to reinvestment of distributions	95,199	89,558	—
FundPreferred shares offering cost adjustments	(4,626)	—	(18,509)

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	90,573	89,558	6,541

Net increase (decrease) in net assets applicable to Common shares	(98,025,952)	2,774,171	4,709,254
Net assets applicable to Common shares at the beginning of period	203,128,478	200,354,307	195,645,053

Net assets applicable to Common shares at the end of period	$105,102,526	$203,128,478	$200,354,307

Undistributed (Over-distribution of) net investment income at the end of period	$1,465,644	$2,278,776	$(11,571)

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Floating Rate Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JFP”. The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund’s primary investment objective is to provide an attractive level of after-tax current income. The Fund’s secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund’s concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

In February 2007, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from July 31 to June 30.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund’s investment portfolio are generally provided by one or more independent pricing services approved by the Fund’s Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor’s credit characteristics considered relevant by such pricing service to determine valuations. The Fund’s Board of Trustees has approved procedures which permit the Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor’s credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If the pricing service is unable to supply a price for a fixed-income security or interest rate swap contract the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e, generally, the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the fiscal year ended June 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Distributions to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

FundPreferred Shares
The Fund has issued and outstanding 3,120 Series Th FundPreferred (“Preferred”) shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

Notes to FINANCIAL STATEMENTS (continued)

Interest Rate Swap Transactions
The Fund is authorized to invest in interest rate swap transactions. The Fund’s use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund’s portfolio of investments. Interest rate swap transactions involve the Fund’s agreement with the counterparty to pay a semi-annual fixed rate payment in exchange for the counterparty paying the Fund a quarterly variable rate payment. The amount of payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid and the variable rate payment expected to be received on interest rate swap contracts on a daily basis, and recognizes an unrealized gain (loss) for the daily changes in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded for these transactions is recognized in the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain or loss from interest rate swaps, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts in the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fund Shares
Transactions in Common shares were as follows:

	Year	Eleven Months	Year
	Ended	Ended	Ended
	6/30/08	6/30/07	7/31/06
Shares issued to shareholders due to reinvestment of distributions	10,636	6,147	—

3.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the fiscal year ended June 30, 2008, aggregated $24,162,592 and $77,616,442, respectively.

4.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments owned was $251,254,355.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2008, were as follows:

Gross unrealized:
Appreciation	$—
Depreciation	(69,939,785)

Net unrealized appreciation (depreciation) of investments	$(69,939,785)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$2,521,216
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 2, 2008, paid on July 1, 2008.

The tax character of distributions paid during the Fund’s tax year ended June 30, 2008, eleven months ended June 30, 2007, and tax year ended June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

Year Ended June 30, 2008
Distributions from net ordinary income *	$17,797,093
Distributions from net long-term capital gains **	867,617

Eleven Months Ended June 30, 2007
Distributions from net ordinary income *	$17,141,011
Distributions from net long-term capital gains	248,510

Year Ended June 30, 2006
Distributions from net ordinary income *	$13,943,288
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**	The Funds designated as a long-term capital gain dividend, pursuant to the internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2008.

At June 30, 2008, the Fund’s tax year end, the Fund had an unused capital loss carryforward of $350,745 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in June 30, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2007 through June 30, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $22,655,507 are treated as having arisen on the first day of the following fiscal year.

5.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to FINANCIAL STATEMENTS (continued)

The annual fund-level fee, payable monthly, is based upon the average daily net assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2008, the complex-level fee rate was .1868%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. (“Spectrum”), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2005 *	.30%	2010	.30%
2006	.30	2011	.22
2007	.30	2012	.14
2008	.30	2013	.07
2009	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Agreement and Plan of Merger
On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 30, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

Related Party Holdings
At June 30, 2008, the Fund owned 29,300 shares of Merrill Lynch and Company, Inc. preferred securities with a market value of $397,015. Total income earned by the Fund from such securities amounted to $273,878 and is included in dividend income on the Statement of Operations.

6.	New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Notes to FINANCIAL STATEMENTS (continued)

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7.	Subsequent Events

Distributions to Common Shareholders
The Fund declared a $.0620 Common share dividend distribution from its net investment income which was paid on August 1, 2008, to shareholders of record on July 15, 2008.

Common Share Repurchases
The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

Restructuring
On August 12, 2008, the Fund’s Board of Trustees approved a restructuring intended to better position the Fund to pursue its investment objectives over time, in light of the ongoing difficult market environment and historically high price volatility levels for the securities of middle market banks and other financial institutions in which the Fund primarily invests. As part of this restructuring, the Fund intends to discontinue the use of financial leverage and redeem all of its outstanding FundPreferred shares. On August 13, 2008, the Fund called for redemption at liquidation value $55 million of its $78 million outstanding FundPreferred shares.

Managed Distribution Policy
On August 12, 2008, the Fund’s Board of Trustees approved the Fund’s adoption of a “managed distribution policy” beginning with the Fund’s regular monthly distribution expected to be declared on September 2, 2008. Under a managed distribution policy, regular monthly distributions may be comprised of one or more of the following sources of return: net investment income; net realized or unrealized portfolio gains, or return of capital. Because of price declines of securities held in the Fund’s portfolio and the consequent realized and unrealized capital losses since the Fund’s inception, the Fund expects that, in the foreseeable future, the portion of its distributions not representing net investment income will be characterized as a non-taxable return of capital, even if that portion comes from net asset value appreciation realized subsequent to the Fund’s implementation of its new distribution policy.

Financial HIGHLIGHTS

Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
										Offering Costs,
				Distributions						Fund
				from Net	Distributions		Net			Structuring
	Beginning			Investment	from Capital		Investment	Capital		Fee and		Ending
	Common		Net	Income to	Gains to		Income to	Gains to		FundPreferred		Common
	Share	Net	Realized/	FundPreferred	FundPreferred		Common	Common		Share		Share	Ending
	Net Asset	Investment	Unrealized	Share-	Share-		Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	Gain (Loss)	holders†	holders†	Total	holders	holders	Total	Discounts		Value	Value

Year Ended 6/30:
2008	$14.66	$1.24	$(6.98)	$(0.25)	$(0.01)	(6.00)	$(1.03)	$(0.05)	$(1.08)	$—	****	$7.58	$7.23
2007(c)	14.46	1.24	.14	(.24)	(.02)	1.12	(.87)	(.05)	(.92)	—		14.66	14.42
Year Ended 7/31:
2006	14.12	1.10	.27	(.23)	—	1.14	(.80)	—	(.80)	—		14.46	13.18
2005(b)	14.33	.15	.02	(.03)	—	.14	(.20)	—	(.20)	(.15)		14.12	13.42

		Ratios/Supplemental Data
			Ratios to Average Net Assets				Ratios to Average Net Assets
			Applicable to Common Shares				Applicable to Common Shares
Total Returns			Before Credit/Reimbursement				After Credit/Reimbursement***					FundPreferred Shares at End of Period
	Based
	on
	Common	Ending Net
Based	Share	Assets										Aggregate	Liquidation
on	Net	Applicable to			Net				Net		Portfolio	Amount	and Market	Asset
Market	Asset	Common			Investment				Investment		Turnover	Outstanding	Value Per	Coverage
Value**	Value**	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate	(000)	Share	Per Share

(44.63)%	(43.04)%	$105,103	1.54%		9.81%		1.09%		10.26%		10%	$78,000	$25,000	$58,687
16.84	7.98	203,128	1.44	*	8.84	*	1.02	*	9.26	*	28	78,000	25,000	90,105

4.52	8.28	200,354	1.45		7.29		1.03		7.71		38	78,000	25,000	89,216
(9.24)	(.08)	195,645	1.26	*	2.88	*	.90	*	3.25	*	19	78,000	25,000	87,707

*	Annualized.
**	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***	After custodian fee credit and expense reimbursement.
****	Offering Costs, Fund Structuring Fee and FundPreferred Share Underwriting Discounts round to less than $.01 per share.
†	The amounts shown are based on Common share equivalents.
††	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)	For the eleven months ended June 30, 2007.

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Spectrum Asset Management, Inc. (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement,” and the Investment Management Agreement and the Sub-Advisory Agreement are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. In addition, the Independent Board Members noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing the Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include that of the Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, in reviewing the fee schedule for the Fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also noted that with respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, such fees were the result of arm’s-length negotiations.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to funds with sub-advisers unaffiliated with Nuveen, such as the Fund, the Independent Board Members also considered the sub-adviser’s revenues, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Board also noted that the Sub-Adviser does not direct trades through non-affiliated broker-dealers and therefore does not have any brokerage to provide in order to receive research or related services on a soft dollar basis. The Sub-Adviser, however, may from time to time receive research from various firms with which it transacts client business, but it has no arrangements with these firms and clients do not pay higher commissions to receive such research.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreement be renewed.

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not interested persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	186

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Funds	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2007-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186
INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.	186

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Funds	Appointed(5)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002- 2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	186

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	186

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	186

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupati on(s)	Overseen
and Address		the Funds	Appointed(5)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4)	186

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director (since 2008), formerly, Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc. prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investment, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	186

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupati on(s)	Overseen
and Address		the Funds	Appointed(5)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	186

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008, and were subsequently elected to the Boards of the remaining Nuveen Funds on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(5)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

NOTES

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased or redeemed during the period covered by this report. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Tax-Advantaged Floating Rate Fund (JFP) hereby designates 90.86% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-A-0608D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

June 30, 2008	$24,000	$0	$1,000	$1,800

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2007 [5]	$22,700	$0	$0	$1,650

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

[5]	Fund changed fiscal year from July to June starting in 2007.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

June 30, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2007 [1]	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

[1]	Fund changed fiscal year from July to June starting in 2007.

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

June 30, 2008	$2,800	$0	$0	$2,800
June 30, 2007 [1]	$1,650	$0	$0	$1,650

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	Fund changed fiscal year from July to June starting in 2007.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (“Spectrum” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Spectrum has adopted a Policy on Proxy Voting for Investment Advisory Clients (the “Voting Policy”), which provides that Spectrum aims to ensure that, when delegated proxy voting authority by a client, Spectrum acts (1) solely in the interest of the client in providing for ultimate long-term stockholder value, and (2) without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Spectrum relies on the custodian bank to deliver proxies to Spectrum for voting.
Spectrum has selected Institutional Shareholder Services, Inc. (“ISS”) to assist with Spectrum’s proxy voting responsibilities. Spectrum generally follows ISS standard proxy voting guidelines which embody the positions and factors Spectrum considers important in casting proxy votes. In connection with each proxy vote, ISS prepares a written analysis and recommendation based on its guidelines. In order to avoid any conflict of interest for ISS, the CCO will require ISS to deliver additional information or certify that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum also may obtain voting recommendations from two proxy voting services as an additional check on the independence of ISS’ voting recommendations.
Spectrum may, on any particular proxy vote, diverge from ISS’ guidelines or recommendations. In such a case, Spectrum’s Voting Policy requires that: (i) the requesting party document the reason for the request; (ii) the approval of the Chief Investment Officer; (iii) notification to appropriate compliance personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) a written record of the process.
When Spectrum determines not to follow ISS’ guidelines or recommendations, Spectrum classifies proxy voting issues into three broad categories: (1) Routine Administrative Items; (2) Special Interest Issues; and (3) Issues having the Potential for Significant Economic Impact, and casts proxy votes in accordance with the philosophy and decision guidelines developed for that category in the Voting Policy.
-	Routine Administrative Items. Spectrum is willing to defer to management on matters of a routine administrative nature. Examples of issues on which Spectrum will normally defer to management’s recommendation include selection of auditors, increasing the authorized number of common shares and the election of unopposed directors.

-	Special Interest Issues. In general, Spectrum will abstain from voting on shareholder social, political, environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

-	Issues Having the Potential for Significant Economic Impact. Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and value of its shares and believes such issues should be carefully analyzed and decided by shareholders. Examples of such issues are classification of board of directors’ cumulative voting and supermajority provisions, defensive strategies (e.g., greenmail prevention), business combinations and restructurings and executive and director compensation.
Conflicts of Interest. There may be a material conflict of interest when Spectrum votes, on behalf of a client, a proxy that is solicited by an affiliated person of Spectrum or another Spectrum client. To avoid such conflicts, Spectrum has established procedures under its Voting Policy to seek to ensure that voting decisions are based on a client’s best interests and are not the product of a material conflict. In addition to employee monitoring for potential conflicts, the CCO reviews Spectrum’s and its affiliates’ material business relationships and personal and financial relationships of senior personnel of Spectrum and its affiliates to monitor for conflicts of interest.
If a conflict of interest is identified, Spectrum considers both financial and non-financial materiality to determine if a conflict of interest is material. If a material conflict of interest is found to exist, the CCO discloses the conflict to affected clients and obtains consent from each client in the manner in which Spectrum proposed to vote.
Spectrum clients can obtain a copy of the Voting Policy or information on how Spectrum voted their proxies by calling Spectrum’s Compliance Department at (203) 322-0189.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Spectrum Asset Management, Inc. (the “Sub-Adviser”) as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.
     A. PORTFOLIO MANAGER BIOGRAPHIES:
MARK A. LIEB - Mr. Lieb is Chief Financial Officer and is responsible for business development. Prior to founding Spectrum in 1987, Mr. Lieb was a Founder, Director and Partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolios for institutional clients, hedging strategies, and marketing strategies. Mr. Lieb’s prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. BA Economics, Central Connecticut State College; MBA Finance, University of Hartford.
L. PHILLIP JACOBY, IV — Managing Director and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995. From 1989-1995, Mr. Jacoby was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was co-portfolio manager of a $600 million preferred stock portfolio. Mr. Jacoby was a trader and portfolio manager at Northern Trust Company (1982-1983) and Vice President of Institutional Sales, E.F. Hutton (1983-1987). BS Business Administration & Finance, Boston University. NASD Series 55 “Equity Trader Limited Representative”.
BERNARD M. SUSSMAN - Mr. Sussman is Chief Investment Officer and Chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He was a Limited Partner at Goldman Sachs from December 1994 through November 1996. BS Industrial Relations and MBA Finance, Cornell University. NASD Series 55 “Equity Trader Limited Representative”.
     B. OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

	Type of Account	Number of
Portfolio Manager	Managed	Accounts	Assets*

Phillip Jacoby	Separately Managed accounts	34	$2,281,301,438
	Pooled Accounts	9	$687,055,582
	Registered Investment Vehicles	10	$7,357,029,341

Mark Lieb	Separately Managed accounts	41	$2,299,922,660
	Pooled Accounts	9	$687,055,582
	Registered Investment Vehicles	10	$7,357,029,341

Bernard Sussman	Separately Managed accounts	36	$2,288,938,166
	Pooled Accounts	9	$687,055,582
	Registered Investment Vehicles	10	$7,357,029,341
*	Assets are as of June 30, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.
     C. POTENTIAL MATERIAL CONFLICTS OF INTEREST
There are no material conflicts of interest to report.
     D. FUND MANAGER COMPENSATION
All employees of Spectrum Asset Management are paid a base salary and discretionary bonus. The bonus is paid quarterly and may represent a significant proportion of an individual’s total annual compensation. Discretionary bonuses are determined by management after consideration of several factors including but not necessarily limited to:
•	Changes in overall firm assets under management (employees have no direct incentive to increase assets)

•	Portfolio performance relative to benchmarks

•	Contribution to client servicing

•	Compliance with firm and/or regulatory policies and procedures

•	Work ethic

•	Seniority and length of service

•	Contribution to overall functioning of organization
     E. OWNERSHIP OF JFP SECURITIES AS OF JUNE 30, 2008

Dollar range of equity securities
Name of Portfolio Manager	beneficially owned in Fund

Phillip Jacoby	$0
Mark Lieb	$0
Bernard Sussman	$10,001 - $50,000
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.